UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

_______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

_______________

Hexion Specialty Chemicals, Inc.
(Exact Name of Registrant as Specified in Its Charter)

_______________

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events

                      On September 30, 2008, Hexion Specialty Chemicals, Inc. (“Hexion”) delivered a letter to Huntsman Corporation (“Huntsman”) commencing the Marketing Period, as defined in the Merger Agreement with Huntsman, dated July 12, 2007, in accordance with the Order and Final Partial Judgment issued by the Delaware Chancery Court on September 29, 2008.  A copy of the letter is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

            (d)     Exhibits

                      99.1 Letter to Huntsman Corporation, dated September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: September 30, 2008
By: /s/ Mary Ann Jorgenson
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Huntsman Corporation, dated September 30, 2008.